UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Master Lease Agreement with Banc of America Leasing & Capital, LLC

On March 23, 2017, PennyMac Financial Services, Inc. (the “Company”), through its direct controlled subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into Schedule Number 004 (the “Schedule”) to that certain Master Lease Agreement (the “Master Lease”), dated as of December 9, 2015, with Banc of America Leasing & Capital, LLC (“BALC”). Pursuant to the Master Lease, the Company may borrow funds from BALC on an uncommitted basis for the purpose of financing equipment and/or leasehold improvements described and on the terms set forth in schedules from time to time. The Master Lease is guaranteed in full by the Company’s indirect controlled subsidiary, PennyMac Loan Services, LLC.

Pursuant to the Schedule, PNMAC is financing equipment with an aggregate cost of approximately $10.3 million. The Schedule has a three-year term and interim rent and base rent is payable pursuant to the terms thereof. At the expiration of the three-year term, the Company is obligated to purchase the leased equipment on an as-is, where-is basis for a nominal amount. PNMAC has elected to treat the Master Lease as a capital lease obligation as defined in Item 303(a)(5)(ii)(C) of Regulation S-K (17 CFR 229.303(a)(5)(ii)(C)). All other terms and conditions of the Master Lease remain the same in all material respects.

The foregoing description of the Schedule does not purport to be complete and is qualified in its entirety by reference to the full text of the Schedule, which has been filed with this Current Report on Form 8-K as Exhibit 10.1.  The foregoing descriptions of the Master Lease and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the descriptions of the Master Lease and the related guaranty in the Company’s Current Report on Form 8-K as filed on December 14, 2015; and (ii) the full text of the Master Lease and the related guaranty attached thereto as Exhibits 10.1 and 10.4, respectively.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Schedule Number 004 to Master Lease Agreement, dated as of March 23, 2017, among Private National Mortgage Acceptance Company, LLC and Banc of America Leasing & Capital, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: March 27, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Schedule Number 004 to Master Lease Agreement, dated as of March 23, 2017, among Private National Mortgage Acceptance Company, LLC and Banc of America Leasing & Capital, LLC